UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 23, 2008
Date of Report (Date of earliest event reported)

Sovereign Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

(215) 557-4630 Registrant’s telephone number, including area code

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition.

On January 23, 2008, Sovereign Bancorp, Inc. ("Sovereign") issued a press release announcing Fourth Quarter and Full Year 2007 results. The press release, attached as Exhibit 99.1 hereto and incorporated by reference, is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purposes.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 23, 2008, of Sovereign Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.

Dated: January 23, 2008	By:	/s/ Stacey V. Weikel
Name: Stacey V. Weikel
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 23, 2008, of Sovereign Bancorp, Inc.